UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934
Date of Report (Date of earliest event reported): August 3, 2017 (August 1, 2017)

Vista Outdoor Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36597	47-1016855
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

262 North University Drive Farmington, Utah	84025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 447-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On August 1, 2017, Vista Outdoor Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). On June 6, 2017, the record date for the Annual Meeting, there were 57,006,229 shares of Vista Outdoor common stock outstanding, of which 49,702,838 were present for purposes of establishing a quorum.

At the Annual Meeting, the Company’s stockholders approved the following proposals:

•	the election of Gary McArthur and Mark Gottfredson to the Company’s board of directors for terms expiring at the Company’s 2020 annual meeting of stockholders;

•	on an advisory basis, the fiscal year 2017 compensation of the Company’s named executive officers;

•	the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm; and

•	the stockholder proposal on the declassification of the Board of Directors of Vista Outdoor Inc. (the "Board").

Set forth below are the number of votes cast for and against or withheld (as applicable) each matter as well as the number of abstentions and broker non-votes with respect to each matter:

	Votes For	Against	Votes Withheld	Broker Non-Votes
(1) Election of Directors
Gary McArthur[1]	42,977,961	1,112,179	1,046,441	4,566,257
Mark Gottfredson	43,477,808	1,385,911	272,862	4,566,257

	Votes For	Against	Abstain	Broker Non-Votes
(2) Advisory Vote on 2017 Named Executive Officer Compensation	43,735,307	1,316,212	85,062	4,566,257

	Votes For	Against	Abstain
(3) Ratification of the Appointment of Deloitte & Touche LLP	49,557,487	112,131	33,220

	Votes For	Against	Abstain	Broker Non-Votes
(4) A stockholder proposal on the declassification of the Board of Directors	42,546,093	2,511,774	78,714	4,566,257

1 As previously disclosed, Mark DeYoung was previously nominated for election as a director at the Annual Meeting but withdrew himself as a nominee in connection with his retirement as the Company’s Chief Executive Officer and Chairman of the Board on July 11, 2017. The Board designated Gary L. McArthur as a substitute director nominee for election at the Annual Meeting. All shares represented at the Annual Meeting by valid proxies that were voted in favor of Mr. DeYoung were voted in favor of the election of Mr. McArthur as substitute nominee.

Item 8.01.    Other Events.

On August 1, 2017, the independent members of the Board appointed April H. Foley as lead independent director. As lead independent director, Ambassador Foley chairs executive sessions and other meetings of the independent directors and communicates, as appropriate, the results of those sessions or meetings to the Chairman, the Board and the Company's management. The lead independent director’s other responsibilities are set forth in a lead independent director charter that is available on the Company's website at www.vistaoutdoor.com by selecting Investors and then Corporate Governance.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA OUTDOOR INC.
By:	/s/ Scott D. Chaplin
Name: Scott D. Chaplin
Title: Senior Vice President, General Counsel and Secretary

Date: August 3, 2016